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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported January 31, 2001)
       -----------------------------------------------------------------
                              February 2, 2001
                              ----------------

                         FIBERNET TELECOM GROUP, INC.
            (Exact name of registrant as specified in its charter)

         Delaware                    333-7841                    13-3859938
(State or Other Jurisdiction  (Commission File Number)        (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                             570 Lexington Avenue
                           New York, New York 10022

                        (Address of principal executive
                          offices including zip code)

                                (212) 405-6200

                        (Registrant's telephone number,
                             including area code)


                                     N.A.
                                     ----
         (Former name or former address, if changed since last report)
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Item 5. Other Events.

     On January 31, 2001, the stockholders agreement by and between FiberNet Telecom Group, Inc. (the "Company") and the stockholders listed therein was amended and restated. A copy of the amended and restated stockholders agreement is attached to this Current Report on Form 8-K as Exhibit 4.1.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.             Description

4.1 Amended and Restated Stockholders Agreement, dated as of January 31, 2001, between FiberNet Telecom Group, Inc., Signal Equity Partners, L.P. (formerly known as Signal Capital Partners, L.P.), as the Majority in Interest of the Purchasers, and Nortel Networks Inc., amending and restating the Stockholders Agreement dated as of May 7, 1999, by and among FiberNet Telecom Group, Inc. and the Stockholders listed therein.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FIBERNET TELECOM GROUP, INC.
                                      (Registrant)

Dated  February 2, 2001               By:  /s/ Michael S. Liss
       ----------------                    -------------------------------------
                                           Michael S. Liss
                                           President and Chief Executive Officer
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EXHIBIT INDEX

Exhibit No.             Description


4.1 Amended and Restated Stockholders Agreement, dated as of January 31, 2001, between FiberNet Telecom Group, Inc., Signal Equity Partners, L.P. (formerly known as Signal Capital Partners, L.P.), as the Majority in Interest of the Purchasers, and Nortel Networks Inc., amending and restating the Stockholders Agreement dated as of May 7, 1999, by and among FiberNet Telecom Group, Inc. and the Stockholders listed therein.